Supplement dated March 17, 2023
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust II
Columbia EM Core ex-China ETF	8/1/2022
Columbia EM Core ex-China ETF (the Fund) seeks to track the performance, before fees and expenses, of the Beta Thematic Emerging Markets ex-China Index (the Index). Effective June 23, 2023, the Index is adding five countries to its emerging markets ex-China universe. In connection therewith, the Board of Trustees of the Fund approved a change to the Fund's principal investment strategies to revise the description of the Index to reflect the addition of these five countries. Accordingly, effective June 23, 2023 (the Effective Date), the following change is hereby made to the Fund's Prospectus.
As of the Effective Date, the eighth paragraph under the caption "Principal Investment Strategies" in the "More Information About Columbia EM Core ex-China ETF" section of the Prospectus is hereby superseded and replaced with the following:
Definition of Emerging Markets. Columbia Management, which sponsors the Index, defines companies to be from ‘‘emerging market’’ countries if they are included in the universe of all publicly traded companies with a total market capitalization of at least U.S. $100 million and a minimum six-month average daily trading value of at least $2 million that are domiciled in emerging market countries, as defined by Columbia Management. Subject to periodic review and change, Columbia Management currently classifies the following countries as emerging markets: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. Despite a country being deemed an emerging market, the Index may exclude countries from the Index from time to time based on market conditions, including those that impact investability by the Fund in Index constituents.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP279_03_005_(03/23)